UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2003

HEALTH NET, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12718	95-4288333
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21650 Oxnard Street Woodland Hills, California 91367
(Address of Principal Executive Offices) (Zip Code)

(818) 676-6000
(Registrant’s telephone number, including area code)

Item 7.            Financial Statements and Exhibits.

(c)   Exhibits

99.1         Press Release of Health Net, Inc. dated May 5, 2003

Item 9.            Regulation FD Disclosure (Intended to be furnished under Item 9 and Item 12)

On May 5, 2003, Health Net, Inc. (the “Company”) issued a press release announcing its earnings for the quarter ended March 31, 2003.  The press release is attached hereto as Exhibit 99.1.

In accordance with the interim guidance issued by the Securities and Exchange Commission on March 27, 2003 in Release No. 33-8216, the information in this Current Report on Form 8-K (including the exhibit hereto) is being furnished under “Item 12. Results of Operations and Financial Condition,” as well as under “Item 9. Regulation FD Disclosure.”

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 5, 2003
HEALTH NET, INC.

		By:	/s/ B. Curtis Westen
B. Curtis Westen
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Health Net, Inc. dated May 5, 2003